UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 4, 2004

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

(617) 491-9700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 4, 2004, Momenta Pharmaceuticals, Inc. (the “Company”), entered into an amendment to a consulting agreement (the “Amended Agreement”) with Peter Barton Hutt, a member of the Company’s board of directors, pursuant to which Mr. Hutt will provide consulting and advisory services relating to the field of regulatory strategies for drug development.  The Amended Agreement provides for no more than an average of one day of service per month.  The term of the Amended Agreement is for one year, commencing on September 18, 2004, and may be renewed for additional one-year terms by mutual agreement of the Company and Mr. Hutt.  As compensation under the Amended Agreement, the Company granted Mr. Hutt nonstatutory stock options (the “Options”) to purchase 5,000 shares of the Company’s Common Stock with an exercise price of $8.22 per share.  The Options were issued under the Company’s 2004 Stock Incentive Plan pursuant to the terms and conditions of the Form of Nonstatutory Stock Option Agreement under such Plan.  The Options have a ten-year duration and vest in 12 equal monthly installments with the first installment vesting one month from the date of grant.  The Form of Nonstatutory Stock Option Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and is incorporated herein by reference.

On October 4, 2004, the Company entered into a consulting agreement (the “Consulting Agreement”) with Bennett M. Shapiro, also a member of the Company’s board of directors, pursuant to which Mr. Shapiro will provide consulting services relating to the Company’s research and development efforts.  The term of the Consulting Agreement is for one year, commencing on October 4, 2004, and may be renewed for additional one-year terms by mutual agreement of the Company and Mr. Shapiro.  As compensation under the Consulting Agreement, the Company granted Mr. Shapiro nonstatutory stock options (the “Consultant Options”) to purchase 10,000 shares of the Company’s Common Stock with an exercise price of $8.22 per share.  In addition, Mr. Shapiro will be reimbursed for all reasonable travel and other expenses incurred by Mr. Shapiro in rendering services under the Consulting Agreement.  The Consultant Options were issued under the Company’s 2004 Stock Incentive Plan pursuant to the terms and conditions of the Form of Nonstatutory Stock Option Agreement under such Plan.  The Consultant Options have a four-year duration and vest in 12 equal monthly installments with the first installment vesting one month from the date of grant.  The Form of Nonstatutory Stock Option Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Form of Nonstatutory Stock Option Agreement (Filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797, is incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: October 5, 2004	By:	/s/ Richard P. Shea
Richard P. Shea Chief Financial Officer (Principal Financial Officer)